Exhibit 99.1

(Investors)	Robert B. Tschudy Senior Vice President and CFO SCPIE Holdings Inc. 310/557-8739 e-mail: rtschudy@scpie.com Roger Pondel PondelWilkinson Inc. 310/279-5980 e-mail: rpondel@pondel.com	(Media)	Howard Bender SCPIE Holdings Inc. 310/551-5948 e-mail: hbender@scpie.com

SCPIE HOLDINGS ANNOUNCES CONTINUED IMPROVED RESULTS

FOR 2006 SECOND QUARTER AND FIRST HALF

Los Angeles, California – August 3, 2006 – SCPIE Holdings Inc. (NYSE:SKP), a major provider of healthcare liability insurance, today reported continued improved results for its second quarter and first half ended June 30, 2006.

For the 2006 second quarter, SCPIE reported a 55% increase in net income to $2.6 million, or $0.27 per diluted share, on total revenues of $36.6 million. This compares to net income in the 2005 second quarter of $1.7 million, or $0.18 per diluted share, on total revenues of $36.6 million.

For the first six months of 2006, SCPIE reported net income of $5.0 million, or $0.52 per diluted share, on revenues of $73.2 million. This compares to net income in the first half of 2005 of $3.4 million, or $0.35 per diluted share, on revenues of $74.0 million.

Core Operating Review

In the 2006 second quarter, SCPIE’s core direct healthcare liability operations posted an underwriting profit of $2.8 million, an increase from the profit of $1.5 million in 2005. Net earned premiums for core direct healthcare operations totaled $31.4 million, compared with $32.4 million a year earlier. This decrease is due to a small reduction in the number of insureds and decreased premiums for loss-rated groups. Net written premiums for the quarter were $3.4 million, from $4.0 million in the 2005 second quarter.

The combined ratio for SCPIE’s core business in the second quarter of 2006 improved to 91.2%, with a loss ratio of 70.9%. A year ago, the company’s combined ratio for

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SCPIE Holdings Inc.

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the second quarter was 95.3%, including a loss ratio of 74.5%. The expense ratio for the core segment in the 2006 second quarter improved slightly to 20.3% from 20.8% a year earlier.

For the first half of 2006, SCPIE’s core healthcare operations achieved an underwriting profit of $4.9 million, a significant increase over the underwriting income of $1.7 million in the first six months of 2005. Net earned premiums for the core business decreased slightly to $62.6 million from $64.5 million a year earlier, and net written premiums totaled $92.1 million in the 2006 first half, compared with $95.4 million in the first half of 2005. The combined ratio for the 2006 first half was 92.2%, including a loss ratio of 71.0%. This is improved from a combined ratio for the first half of last year of 97.4%, with a loss ratio of 75.6%.

SCPIE’s retention rate for its core direct healthcare liability business over the past 12 months totaled 95.0%.

“Our performance for the second quarter and the first half of 2006 continues to deliver positive results, building on the momentum of the past 18 months,” said Donald J. Zuk, SCPIE President and Chief Executive Officer. “Moving into the second half of 2006, the trending in California gives us every reason to remain optimistic about future results.”

Non-Core Review

SCPIE’s continuing run-off of its non-core healthcare liability operations in states other than California and Delaware had minimal impact on the company’s financial results for the second quarter and first half of 2005. Net outstanding reserves for this segment declined to $48.7 million from $60.6 million at December 31, 2005. Open claims dropped to 170 from 229 at year-end 2005.

In the assumed reinsurance area, which is also in run-off, increased reserves on some London-based contracts produced an underwriting loss of $3.1 million for the quarter and $5.9 million for the first six months of 2006, comparable to losses of $3.1 million and $5.5 million, respectively, for the same periods in 2005.

Financial Summary

Revenues for the second quarter of 2006 included net investment income of $5.2 million and realized investment losses of $53,000, compared with net investment income in the 2005 second quarter of $4.1 million and realized investment losses of $10,000. For the 2006 first half, net investment income totaled $10.2 million and realized investment losses of $164,000. A year earlier, the company reported first-half net investment income of $8.8 million and realized investment gains of $6,000.

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The increase in net investment income in 2006 over comparable periods in 2005 is principally attributable due to the general rise in shorter-term interest rates during the respective periods.

At June 30, 2006, SCPIE’s balance sheet remained debt-free. Book value at the close of the 2006 second quarter rose to $20.15 per share, compared with $20.05 per share at December 31, 2005.

About SCPIE Holdings

SCPIE Holdings Inc. is a leading provider of healthcare liability insurance for physicians, oral and maxillofacial surgeons, and other healthcare providers, as well as medical groups and healthcare facilities. Since the company was founded in 1976, it has carved out a significant niche in the insurance industry by providing innovative products and services specifically for the healthcare community.

Investor Conference Call

An investor conference call to discuss SCPIE’s second-quarter 2006 results will be held today, August 3, 2006, at 9 am PDT (12 noon EDT). The call will be open to all interested investors through a live audio web broadcast via the Internet at www.scpie.com and www.earnings.com.

Rebroadcast over the Internet will be available for one year on both websites. A telephonic playback of the call will be available from approximately 11 am PDT, Thursday, August 3, 2006 to 5 pm PDT, Thursday, August 10, 2006. Listeners should call 888/286-8010 (domestic) or 617/801-6888 (international) and use Reservation Number 57303315.

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In addition to historical information, this news release contains forward-looking statements that are based upon the company’s estimates and expectations concerning future events and are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. Actuarial estimates of losses and loss expenses and expectations concerning the company’s ability to retain current insureds at profitable levels, successful withdrawal from the assumed reinsurance business, continued solvency of the company’s reinsurers, obtaining rate change regulatory approvals, expansion of liability insurance business in its principal market, and improved performance and profitability are dependent upon a variety of factors, including future economic, competitive and market conditions, frequency and severity of catastrophic events, future legislative and regulatory actions, uncertainties and potential delays in obtaining rate approvals, the level of ratings from recognized rating services, the inherent uncertainty of loss and loss expense estimates in both the core business and discontinued non-core business and the cyclical nature of the property and casualty insurance industry, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the company. The company is also subject to certain structural risks as an insurance holding company, including statutory restrictions on dividends and other intercompany transactions. In light of the significant uncertainties inherent in the forward-looking information herein, the inclusion of such information should not be regarded as representation by the company or any other person that the company’s objectives or plans will be realized.

SCPIE Holdings Inc. and Subsidiaries

Consolidated Balance Sheets

(Dollars in Thousands)

	June 30, 2006	December 31, 2005
ASSETS
Securities available-for-sale:
Fixed maturities investments, at fair value (amortized cost 2006 - $443,150; 2005 - $469,350)	$427,081	$461,480
Equity investments, at fair value (cost 2006 - $1,832; 2005 - $1,934)	2,035	2,095

Total securities available-for-sale	429,116	463,575
Cash and cash equivalents	91,952	68,783

Total investments	521,068	532,358

Accrued investment income	5,847	5,874
Premiums receivable	49,975	18,731
Assumed Reinsurance Receivables	8,802	6,960
Reinsurance recoverable	51,200	55,933
Deferred policy acquisition costs	9,435	7,120
Deferred federal income taxes, net	51,706	51,214
Property and equipment, net	2,096	2,449
Other assets	5,709	6,325

Total assets	$705,838	$686,964

LIABILITIES
Reserves:
Loss and loss adjustment expenses	$420,396	$429,315
Unearned premiums	71,187	41,705

Total reserves	491,583	471,020
Amounts held for reinsurance	—	4,818
Other liabilities	22,941	20,333

Total liabilities	514,524	496,171

Commitments and contingencies

STOCKHOLDERS’ EQUITY

Preferred stock - par value $1.00, 5,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock - par value $.0001, 30,000,000 shares authorized, 12,792,091 shares issued, 2006 - 9,494,303 shares outstanding 2005 - 9,456,916 shares outstanding	1	1
Additional paid-in capital	37,127	37,127
Retained earnings	264,659	259,645
Treasury stock, at cost (2006 - 2,797,788 shares and 2005 -2,835,175 shares)	(96,321)	(97,063)
Subscription notes receivable	(2,627)	(2,649)
Accumulated other comprehensive income	(11,525)	(6,268)

Total stockholders’ equity	191,314	190,793

Total liabilities and stockholders’ equity	$705,838	$686,964

SCPIE Holdings Inc. and Subsidiaries

Consolidated Statements of Operations

(Dollars in Thousands, except per-share data)

	Six Months Ended		Three Months Ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005
Revenues:
Net premiums earned	$63,082	$65,037	$31,452	$32,451
Net investment income	10,211	8,799	5,198	4,132
Realized investment gains/(losses)	(164)	6	(53)	(10)
Other revenue	59	174	6	60

Total revenues	73,188	74,016	36,603	36,633
Expenses:
Losses & loss adjustment expenses incurred	50,906	53,058	25,701	27,147
Other operating expenses	14,737	15,719	7,130	6,854

Total expenses	65,643	68,777	32,831	34,001

Income before federal income taxes	7,545	5,239	3,772	2,632
Income tax expenses	2,531	1,863	1,136	927

Net income	$5,014	$3,376	$2,636	$1,705

Basic earnings per share of common stock	$0.53	$0.36	$0.28	$0.18

Diluted earnings per share of common stock	$0.52	$0.35	$0.27	$0.18

Average number of shares outstanding-basic	9,504,384	9,416,827	9,490,382	9,429,052
Average number of shares outstanding-diluted	9,619,110	9,580,095	9,605,108	9,592,320

SCPIE Holdings Inc. and Subsidiaries

Supplemental Financial Data

(Dollars in Thousands)

	Three Months Ended June 30 2006					Three Months Ended June 30 2005
	Direct Healthcare Liability		Assumed Reinsurance (4) (5)	Other (7)	Total (6)	Direct Healthcare Liability		Assumed Reinsurance (4) (5)	Other	Total (6)
	Core (2)	Non-Core (3) (4)				Core (2)	Non-Core (3) (4)
Net written premium (1)	$3,428	$—	$13		$3,441	$4,025	$15	$(291)		$3,749
Net earned premium	31,440	—	12		31,452	32,413	18	20		32,451
Net investment income				$5,198	5,198				$4,132	4,132
Realized investment losses				(53)	(53)				(10)	(10)
Other revenue			—	6	6				60	60

Total revenue	31,440	—	12	5,151	36,603	32,413	18	20	4,182	36,633
Incurred loss and LAE	22,299	—	3,402		25,701	24,135	(23)	3,035		27,147
Other expenses	6,367	—	(246)	1,009	7,130	6,734	2	118	—	6,854

Net underwriting income/(loss)	$2,774	$—	$(3,144)		(370)	$1,544	$39	$(3,133)		(1,550)

Net investment income, other revenue & expense				$4,142	4,142				$4,182	4,182

Income (loss) before federal Income taxes					$3,772					$2,632

Net cash provided/(used) in operating activities					$(7,073)					$(15,843)

Loss ratio	70.9%					74.5%
Expense ratio	20.3%					20.8%

Combined ratio (GAAP)	91.2%					95.3%

1)	Net written premium is a non-GAAP financial measure which represents the premiums charged on policies issued during a fiscal period less any reinsurance. Net written premium is a statutory measure of production levels. Net earned premium, a comparable GAAP measure, represents the portion of premiums written that is recognized as income in the financial statements for the periods presented and earned on a pro-rata basis over the term of the policies. A reconciliation of net written premium to net earned premium is provided herein.

2)	Core Direct Healthcare Liability Business represents California and Delaware excluding discontinued dental and hospital programs.

3)	Non-Core Direct Healthcare Liability Business represents other state business and dental and hospital programs in California.

4)	Ratios are not shown for the Non-Core Healthcare Liability and Assumed Reinsurance columns, because their run-off status produces ratios which are not meaningful.

5)	The expense component for the Assumed Reinsurance segment includes the effect of the retrospective accounting treatment required by Financial Accounting Standards Board No. 113, more fully described in SCPIE’s 2005 Annual Filing in Form 10K, page 41.

6)	Ratios are not shown for the Total column, because inclusion of the discontinued Non-Core Healthcare Liability and Assumed Reinsurance results produce ratios which are not meaningful.

7)	Other expenses in column relate to a proxy challenge instituted in January 2006.

SCPIE Holdings Inc. and Subsidiaries

Supplemental Financial Data

(Dollars in Thousands)

	Six Months Ended June 30 2006					Six Months Ended June 30 2005
	Direct Healthcare Liability		Assumed Reinsurance (4) (5)	Other (7)	Total (6)	Direct Healthcare Liability		Assumed Reinsurance (4) (5)	Other	Total (6)
	Core (2)	Non-Core (3) (4)				Core (2)	Non-Core (3) (4)
Net written premium (1)	$92,054	$—	$510		$92,564	$95,376	$158	$(849)		$94,685
Net earned premium	62,572	—	510		63,082	64,457	170	410		65,037
Net investment income				$10,211	10,211				$8,799	8,799
Realized investment gains/(losses)				(164)	(164)				6	6
Other revenue				59	59				174	174

Total revenue	62,572	—	510	10,106	73,188	64,457	170	410	8,979	74,016
Incurred loss and LAE	44,404	—	6,502		50,906	48,762	(8)	4,304		53,058
Other expenses	13,263	—	(92)	1,566	14,737	14,030	77	1,612	—	15,719

Net underwriting income/(loss)	$4,905	$—	$(5,900)		(995)	$1,665	$101	$(5,506)		(3,740)

Net investment income, other revenue & expense				$8,540	8,540				$8,979	8,979

Income before federal Income taxes					$7,545					$5,239

Net cash provided/(used) in operating activities					$(1,397)					$(34,877)

Loss ratio	71.0%					75.6%
Expense ratio	21.2%					21.8%

Combined ratio (GAAP)	92.2%					97.4%

1)	Net written premium is a non-GAAP financial measure which represents the premiums charged on policies issued during a fiscal period less any reinsurance. Net written premium is a statutory measure of production levels. Net earned premium, a comparable GAAP measure, represents the portion of premiums written that is recognized as income in the financial statements for the periods presented and earned on a pro-rata basis over the term of the policies. A reconciliation of net written premium to net earned premium is provided herein.

2)	Core Direct Healthcare Liability Business represents California and Delaware excluding discontinued dental and hospital programs.

3)	Non-Core Direct Healthcare Liability Business represents other state business and dental and hospital programs in California.

4)	Ratios are not shown for the Non-Core Healthcare Liability and Assumed Reinsurance columns, because their run-off status produces ratios which are not meaningful.

5)	The expense component for the Assumed Reinsurance segment includes the effect of the retrospective accounting treatment required by Financial Accounting Standards Board No. 113, more fully described in SCPIE’s 2005 Annual Filing in Form 10K, page 41.

6)	Ratios are not shown for the Total column, because inclusion of the discontinued Non-Core Healthcare Liability and Assumed Reinsurance results produce ratios which are no longer meaningful.

7)	Other expenses in column relate to a proxy challenge instituted in January 2006.

SCPIE Holdings Inc. and Subsidiaries

Supplemental Financial Data

(Dollars in Thousands)

Fixed-maturity portfolio	6/30/2006

U.S. government & agencies	$171,894	40.2%
Mortgage & asset-backed	78,172	18.3%
Corporate	177,015	41.5%

Total	$427,081	100.0%

Average quality		AAA
Effective duration		3.5
Yield to maturity		5.0%
Weighted average combined maturity		2.7

	Six Months Ended		Three Months Ended
Total premiums	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005
Net written premium	$92,564	$94,685	$3,441	$3,749
Change in unearned premium	(29,482)	(29,648)	28,011	28,702

Net earned premium	$63,082	$65,037	$31,452	$32,451